Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Beech Fly, LLC	Virginia	90%

Buyers Home Warranty Company	California	100%

Buyers Real Estate Services, Inc.	California	100%

Commonwealth Land Title Insurance Company	Pennsylvania	100%
Atlantic Title & Abstract Company	Delaware	100%
ATACO, Inc.	Pennsylvania	100%
Closingguard, Inc.	Delaware	100 18.9	% Preferred % Common
CLTIC – RELO, Inc.	Pennsylvania	100%
The Resource Alliance Group, Inc.	Delaware	51%
The Resource Alliance Limited Partnership	New Jersey	49.5%
Commercial Settlements, Inc.	District of Columbia	100%
Commonwealth Land Title Company	California	100%
Commonwealth Land Title Company of San Antonio	Texas	100%
Commonwealth Land Title Company of Washington	Washington	100%
Commonwealth Land Title Corporation	Iowa	100%
Commonwealth Land Title Insurance Company of New Jersey	New Jersey	100%
Commonwealth Relocation Services, Inc.	Pennsylvania	100%
Congress Abstract Corporation	Pennsylvania	100%
Crestview Lawyers Service	New Jersey	100%
CRS Financial Services, Inc.	Pennsylvania	100%
DO Holding Company, Inc.	Delaware	100%
Edge Rock, Inc.	Delaware	100%
Cornerstone Residential Title Agency	Ohio	51%
Residential Title Agency, LLC	Ohio	21%
Golden State Title Company	California	100%
Goliath, Inc.	Pennsylvania	100%
Goliath Four, L.P.	Pennsylvania	100%
LandAmerica Albuquerque Title Company	New Mexico	100%
LandAmerica Appraisal Services, Inc.	Pennsylvania	100%
LandAmerica Capitol City Title Services, Inc.	New Mexico	100%
LandAmerica Commonwealth Title of Austin, Inc.	Texas	100%
LandAmerica Commonwealth Title of Dallas, Inc.	Texas	100%
LandAmerica Commonwealth Title of Fort Worth, Inc.	Texas	100%
LandAmerica Commonwealth Title of Houston, Inc.	Texas	100%
LandAmerica Partners Title Company	Texas	100%
LandAmerica Reinsurance Services, Inc.	Vermont	100%
LandAmerica Texas OneStop, Inc.	Texas	100%
LandIsrael A.C.K. Insurance Agency (2001) LTD	Israel	45%
Longworth Insured Title Agency, LLC	Ohio	51%
Louisville Title Company	Kentucky	100%
New York Land Services, Inc.	New York	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Osage Corporation	Pennsylvania	100%
Plantco, Inc.	District of Columbia	100%
Portland Financial Services Corporation	Oregon	100%
Property Services, Inc.	Pennsylvania	100%
Rainier Title Company	Washington	100%
Southern Escrow and Title, LLC	Florida	20%
Residential Abstract, LLC	New York	51%
The National 1031 Exchange Corporation	California	100%
Title Guarantee Company of Rhode Island	Rhode Island	100%
Title Services, Inc.	Minnesota	100%

County Title Holding Corp.	California	100%
All Counties Courier, Inc.	California	4.5%
Award, Inc.	California	100%
Carlsbad Village Investors, LLC	California	50%
Docusign, Inc.	California	100%
G & S Reconveyance Company	California	100%
San Diego County Holding Company	California	100%
Southland Title Corporation	California	100%
Southland Title Equities	California	100%
Southland Title of Orange County	California	100%
Southland Title of San Diego	California	100%
StoneRidge Escrow Corporation	California	100%

Geodata Research Systems, Inc.	Florida	100%

INFO1 Holding Company, Inc.	Delaware	100%

Fuchs-Little, Inc.	Texas	100%
LandAmerica Credit Services, Inc	Delaware	100%
Credit Resources, Inc.	New Jersey	100%
Far West Credit, Inc.	Utah	100%
Info1 Service Corp.	Delaware	100%

Inspectech, Inc.	Virginia	100%
HBIS Engineering, Inc. (d/b/a Home Buyers Inspection Service)	Illinois	100%

LFG Processing Corporation	Virginia	100%

LandAmerica Alliance Company	Virginia	100%
8 Broad Street, LLC	New Jersey	20%
AAA Land title Agency, LLC	Michigan	—
A-Team Title Agency, LLC	Ohio	51%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Accelerated Title Agency, LLC	Michigan	50%
Access Title Services, LLC	Ohio	51%
Accurate Transaction Services, LLC	Ohio	100%
Advantage Title, LLC	Michigan	25%
Affiliated Title, LLC	Wisconsin	—
All Title Agency, LLC	Michigan	50%
Alliance Transaction Services, LLC	Ohio	51%
Allied Title Agency of Michigan, LLC	Michigan	25%
Allstar Team title Agency, LLC	Michigan	—
America’s Best Title Services, LLC	Ohio	51%
American Home & Land Title Agency, LLC	Michigan	—
Barrister Title Agency of Ohio, LLC	Ohio	40%
Blue Max Land & Title Agency, LLC	Ohio	51%
Buckeye State Title Agency, LLC	Ohio	51%
Capital City Title Agency, LLC	Michigan	—
Clarion Closing Services, LLC	Pennsylvania	—
Clarion Title, LLC	Colorado	—
Colorado Title Alliance, LLC	Colorado	—
Columbus Title Company, LLC	Ohio	30%
Commonwealth Land Title Company of Puget Sound	Virginia	50%
Crossroads Title Services, LLC	Ohio
DBC Title Agency, LLC	Michigan	50%
Dimension Title Agency, LLC	Michigan	25%
F & T Title and Transaction Services, LLC	Ohio	51%
First Colorado Title Company, LLC	Colorado	25%
First United Title Agency, LLC	Michigan	50%
FL/LT Title Agency, LLC	OH	30%
Founders Title Company	Utah	30%
Four Seasons Title Services Agency, LLC	Michigan	25%
Four Star Title Agency, LLC	Ohio	51%
G. R. Title Agency, LLC	Michigan	25%
Global Title, LLC	Wisconsin	—
Global Title Services, LLC	Ohio
Guaranty America Title, LLC	Colorado	—
Haynes Title Agency, LLC	Michigan	—
HEP Title Services, LLC	Ohio	51%
Homeland Transactions Services, LLC	Ohio	51%
Integrated Title Agency, LLC	Colorado	49%
Integrity First Financial Services, LLC	Florida	20%
Integrity Title Services Agency, LLC	Michigan	25%
Jones & Tatom Title & Trust, LLC	Virgin Islands	5%
Kent Title Agency of Western Michigan, LLC	Michigan	—
Kitsap County Title Agency, LLC	Washington	51%
KW Title Services, LLC	Ohio	—
Lakeshore Title Services Agency, LLC	Michigan	—
Land Title Associates, LLC	Virginia	40%
LandAmerica Production Center, LLC	Virginia	70%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Land Use Title Agency, LLC	Michigan	—
LandAmerica Survey Company	Virginia	100%
Lawyers Title Agency of the Emerald Coast, Inc.	Florida	25%
Liberty Investors Group, Inc.	California	40%
Livingston Title Agency, LLC	Michigan	49%
LT of Southeastern Virginia, LLC	Virginia	30%
M and M Title Services, LLC	Ohio	51%
Macatawa Title Agency, LLC	Michigan	50%
Magellan Transaction Services, LLC	Ohio	51%
Manifest Title Agency, LLC	Ohio	—
Manor Title, LLC	Ohio	51%
Maple City Title Services, LLC	Ohio	51%
MBC Title Agency, LLC	Michigan	—
Merrill Title Company, LLC	Utah	40%
Metropolitan Title and Escrow Company, LLC	Virginia	20%
Mid-Atlantic Real Estate Title Services, LLC	Virginia	—
Monroe Land Title Agency Services, LLC	Michigan	—
National Land Transfer of New Jersey, LLC	New Jersey	51%
New Mexico Title Company – Albuquerque, LLC	Virginia	50%
New Mexico Title Company – Barbara Loop, LLC	Virginia	50%
North Central Title Agency, LLC	Ohio	51%
Northcoast Title Services, LLC	Ohio	—
Northern Title Agency of Ohio, LLC	Ohio	51%
Ocean Abstract Company	New Jersey	25%
Oklahoma OneStop, LLC	Oklahoma	55%
Orum Stair Title Services, LLC	Ohio	—
Platinum Title Agency of Grand Rapids, LLC	Michigan	—
Premier 1st Title, LLC	Ohio	—
Premier Choice Transaction Services, LLC	Ohio	50%
Prestige Title Agency, LLC	Virginia	25%
Pro-Am Title Services, LLC	Ohio	51%
Professional Title Services Agency, LLC	Michigan	25%
Quick Close Title Agency, LLC	Michigan	50%
Real Estate eTax Service, LLC	Michigan	30%
Realty Reports Alliance, LLC	New York	50%
Echo Home Title Agency, LLC	New York	50%
United Settlement, LLC	New York	51%
Residential Title of Grand Rapids, LLC	Michigan	50%
River City Title Agency, LLC	Michigan	25%
Scioto Land Title, LLC	Ohio	—
Secura Transaction Services, LLC	Ohio	51%
Shipbuilders Title, LLC	Virginia	30%
Shoreline Title Agency, LLC	Michigan	50%
Sibcy Cline Title Agency, LLC	Ohio	30%
SSL Title Agency, LLC	Ohio	51%
State Street Title Agency, LLC	Michigan	—
State Transaction Services, LLC	Ohio	—

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Suburban Title Services, LLC	Ohio	51%
Taft Title/LA Agency, LLC	Ohio	—
TitleWorks Title Agency, LLC	Michigan	25%
Total Title Agency, LLC	Ohio	51%
TRI Title Agency, LLC	Michigan	50%
TRI Title Agency, LLC	Virginia	50%
TRI-City Title Agency, LLC	Michigan	25%
TRI-County Title Agency-Michigan, LLC	Michigan	50%
Trident Abstract Title Agency, LLC	New Jersey	20%
Trinity Title Insurance Agency, Inc.	Georgia	25%
Universal Title Agency of Western Michigan, LLC	Michigan	25%
US Financial Title Services, LLC	Ohio	51%
USA Title Affiliates, Inc.	Virginia	100%
ABC USA Title Agency, LLC	Virginia	50%
Alliance National Title Agency of Virginia, LLC	Virginia	40%
ANSS-FL, LLC	Florida	—
Asset Title, LLC	Virginia	—
Celtic Title of Virginia, LLC	Virginia	40%
Closing USA Title Affiliates, LLC	Florida	—
CW Title Agency, LLC	New Jersey	—
Destiny Title of Virginia, LLC	Virginia	50%
Homeowners USA Title Agency, LLC	Virginia	—
HomeSafe USA Title Agency, LLC	Virginia	50%
M & M Title Services of Florida, LLC	Florida	34.5%
Premier Title Affiliates, LLC	Florida	30%
PRO USA Title Agency, LLC	Virginia	40%
TCH Title, LLC	Minnesota	25%
Teamwork Title of Virginia, LLC	Virginia	40%
Title Affiliates of 1st Olympic, LLC	Florida	—
Title Affiliates of Advantage, LLC	Florida	—
Title Affiliates of America, LLC	Florida	—
Title Affiliates of Cape Coral-Lehigh, LLC	Florida	30%
Title Affiliates of Central Florida, LLC	Florida	100%
Title Affiliates of Cornerstone, LLC	Florida	—
Title Affiliates of Clearwater, LLC	Florida	34.93%
Title Affiliates of Extreme Title, LLC	Florida	30%
Title Affiliates of Florida, LLC	Florida	30%
Title Affiliates of Four Corners, LLC	Florida
Title Affiliates of Graham Group, LLC	Florida	30%
Title Affiliates of Greater Kissimmee, LLC	Florida	30%
Title Affiliates of Gulf Properties, LLC	Florida	30%
Title Affiliates of HMRE, LLC	Florida	—
Title Affiliates of IBR, LLC	Florida	—
Title Affiliates of Indian River, LLC	Florida	30%
Title Affiliates of Lake Buena Vista, LLC	Florida	—
Title Affiliates of Lansing, LLC	Florida	27.78%
Title Affiliates of LWMB, LLC	Florida	20%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Title Affiliates of Magnum, LLC	Florida	—
Title Affiliates of Naples, LLC	Florida	30%
Title Affiliates of Orlando South, LLC	Florida	30%
Title Affiliates of Orlando, LLC	Florida	30%
Title Affiliates of Osceola, LLC	Florida	30%
Title Affiliates of Oxford Settlement Services, LLC	Florida	—
Title Affiliates of PHL, LLC	Florida	25%
Title Affiliates of Polk County, LLC	Florida	30%
Title Affiliates of Realty PROS, LLC	Florida	—
Title Affiliates of South Florida, LLC	Florida	30%
Title Affiliates of Southwest Florida, LLC	Florida	30%
Title Affiliates of Sundance, LLC	Florida	30%
Title Affiliates of Tampa Bay, LLC	Florida	30%
Title Affiliates of the Gulf Coast, LLC	Florida	30%
Title Affiliates of the Key, LLC	Florida	—
Title Affiliates of the MYAKKA Valley, LLC	Florida	—
Title Affiliates of the Platinum Coast, LLC	Florida	30%
Title Affiliates of University Place, LLC	Florida	—
Title Affiliates of West Central Florida, LLC	Florida	30%
Title Affiliates of Windermere, LLC	Florida	—
Title Affiliates of Winter Park and Orlando	Florida	30%
VA Affordable Housing Title Agency, LLC	Virginia	50%
Virginia USA Title Agency, LLC	Virginia	—
West End Title Agency, LLC	Virginia	40%
Vineyard Investment Group, LLC	New Hampshire	25%
VIP Title Agency, LLC	Ohio	51%
West Sound Title Agency, LLC	Washington	—
Wilson Title Insurance & Escrow Services, LLC	Wisconsin	25%
Woodland Realty Title Agency, LLC	Michigan	—
World Title Agency, LLC	Michigan	—

LandAmerica Assessment Corporation	Virginia	100%

LandAmerica Valuation Corporation	Virginia	100%

LandAmerica Commercial Search Services Company	Virginia	100%
Data Trace Information Services, LLC	Delaware	20%
Data Trace Information Services II, LLC	Delaware	20%

LandAmerica (Europe) Sarl	Switzerland	95%

LandAmerica Exchange Company	Maryland	100%
Building Exchange Company	Virginia	100%
Arden Echelon Partners, LLC	New Jersey	100%
Bayside Partners IV, LLC	Michigan	100%
CWLT Roseland Exchange, LLC	New Jersey	100%
Glenville, LLC	Delaware	100%
LAEC, LLC	Ohio	100%
Landam Construction Exchange Company	Virginia	100%
OTV Construction Exchange, LLC	Missouri	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

Land America Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
LandAmerica, Inc.	Virginia	100%

LandAmerica Insurance Agency, Inc.	Virginia	100%

LEISA of Connecticut, Inc.	Connecticut	100%

LandAmerica OneStop, Inc.	Virginia	100%

EAppraiseIT, LLC	Delaware	20%
Realitics, LLC	Georgia	50%

LandAmerica Tax and Flood Services, Inc.	California	100%

LandMDA, LLC	Virginia	50%

Lawyers Title Insurance Corporation	Virginia	100%

American Title Group, Inc.	Texas	100%
LandAmerica American Title Company	Texas	100%
LandAmerica Austin Title Company	Texas	100%
LandAmerica Lawyers Title of San Antonio, Inc.	Texas	100%
LandAmerica Texas Title Company	Texas	100%
Atlanta Title Company	Georgia	100%
Bankers Alliance Title Agency, LLC	Ohio	51%
Biltmore Abstract Limited Partnership	Pennsylvania	49.95%
Builders Disbursement Services, Inc.	Virginia	100%
CFS Title Insurance Agency, LLC	Virginia	50%
Charleston Title Agency, LLC	Ohio	51%
Chatham Settlement, LP	Pennsylvania	49.95%
Commerce Title Guaranty Co.	Tennessee	100%
First Stable Properties, Inc.	Virginia	100%
First Title & Escrow Company, Inc.	Tennessee	51%
Global Corporate Services, Inc.	Virginia	100%
Guarantee Title Co., Inc.	Kansas	100%
J-Fly, LLC	Virginia	70%
Land Canada Limited	Canada	51%
LandAmerica Charter Title Company	Virginia	100%
Charter Title/Sugarland, Ltd.	Texas	80%
Charter Title Company – Galveston, LLC	Texas	100%
Harbour Title Company	Texas	50%
LandAmerica (Europe) Sarl	Switzerland	5%
LandAmerica Lawyers Title of Amarillo, Inc.	Texas	100%
LandAmerica Lawyers Title of El Paso, Inc.	Virginia	100%
LandAmerica Lawyers Title of Roswell, Inc.	New Mexico	100%
LandAmerica New Mexico Title Company	New Mexico	100%
LandAmerica Wilson Title Company	Texas	100%
Lawyers Holding Corporation	Virginia	100%
Biltmore Abstract, LLC	Pennsylvania	50%
Chatham Abstract, LLC	Pennsylvania	50%
Lion Abstract, LLC	Pennsylvania	50%
Louisville Title Agency of Central Ohio, Inc.	Ohio	100%
Oakton Title, Inc.	Virginia	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

Land America Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Lawyers Title Agency of North Florida, Inc.	Florida	100%
Lawyers Title Agency of North Florida, West Division, Inc.	Florida	100%
Lawyers Title Canada Corporation	Canada	100%
Lawyers Title Company	California	100%
California Land Title Company	California	100%
Channel Islands Escrow, Inc.	California	100%
Continental Land Title Company	California	100%
LandAmerica Default Services Company	California	100%
3 Arch Financial Services Corporation	Delaware	100%
3 Arch Trustee Services, Inc.	Delaware	100%
LTC Exchange Company	California	100%
LandAmerica Account Servicing, Inc.	Arizona	100%
Lawyers Title of Arizona, Inc.	Arizona	100%
Lawyers Title of Nevada, Inc.	Nevada	100%
Lawyers Title of Pueblo, Inc.	Colorado	100%
Lawyers Title Realty Services, Inc.	Virginia	100%
Lawyers Title Settlement Company, LLC	Virginia	50%
Lion Abstract Limited Partnership	Pennsylvania	49.95%
LTTM, Inc. (f/k/a Ten Mile Title, Inc.)	Colorado	100%
LTIC Alliance, LLC	Ohio	100%
HL Title Agency, LLC	Ohio	51%
M/I Title Agency, Ltd.	Ohio	10%
Memphis, TN Joint Plant, LLC	Ohio	33.33%
Performance Tax Services, Inc.	Texas	100%
Property Title Insurance Corporation	Puerto Rico	100%
APEX Title Insurance Corporation	Puerto Rico	100%
Cancellation Services, Inc.	Puerto Rico	100%
RE/Affirm Title Agency, LLC	Ohio	51%
Real Estate Title Company, Incorporated	Maryland	100%
The Indianapolis Joint Plant Partnership	Indiana	33.33%
The Title Guarantee & Trust Company	Ohio	100%
Title Investors Group, Inc.	Texas	100%
Land Title Insurance Company	California	100%
Title Insurance Company of America	Tennessee	100%
Mid-South Title Corporation	Tennessee	100%
Rutherford County Title Insurance Co.	Tennessee	100%
TransOhio Residential Title Agency Ltd.	Ohio	20%
University Title Services, LLC	Florida	25%

LoanCare Servicing Center, Inc.	Virginia	100%

Orange County Bancorp	California	100%

Centennial Bank	California	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of March 1, 2004

Land America Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or organization	% of Direct or Indirect Ownership
Palma, LaZar and Ulsh, LP	Pennsylvania	40%

Transnation Title Insurance Company	Arizona	100%

American Title Company of Livingston	Michigan	100%
Colorado National Title, Inc.	Colorado	50%
Escrow Support Network	California	100%
Gateway Title Company	California	100%
Land Title Agency, Inc.	New Jersey	100%
Portland Title Agency, LLC	Oregon	100%
TransAccount Services, Inc.	Washington	100%
Transnation Title & Escrow, Inc.	Delaware	100%
Transnation Title Insurance Company of New York	New York	100%
AgencyPartnersUSA, LLC	New York	20%
Title Transfer Services, Inc.	Colorado	100%
Xenia Property Company	Pennsylvania	100%
USA Title Affiliates of Florida, Inc.	Florida	100%